UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2006

Wright Express Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-526993
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

97 Darling Avenue, South Portland, Maine		04106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(207) 773-8171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The disclosure set forth in Item 4.02 below is incorporated by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 30, 2006, Management and the Audit Committee of the Board of Directors of Wright Express Corporation (the "Committee" and "Company," respectively) concluded that Cendant Corporation incorrectly allocated goodwill relating to its 2001 acquisition of the Company. Correcting this error will result in an increase of both goodwill and stockholders’ equity on the Company’s previously issued balance sheets. This change will affect financial statements contained in the Company’s annual report on Form 10-K for year ended December 31, 2005, and all the quarterly reports on Form 10-Q issued by the Company.

At this time, Wright Express believes that there will be no effect on the income statements that have been publicly released by the Company since its initial public offering. There will be an income statement impact for a 10 month period in 2001 when the Company was required to amortize goodwill. With the adoption of FAS 142 in January 2002, the Company was no longer required to amortize goodwill. In addition, the Company believes there will be no impact on cash flows, and does not expect to record an impairment charge. The Company is working to file corrected financial statements as soon as possible.

The Company believes that its annual report on Form 10-K for the year ended December 31, 2005 and subsequent reports on Form 10-Q will require restatement. Accordingly, the Company is filing this Form 8-K today to report that the previously issued financial statements and earnings releases should no longer be relied upon.

The Committee and the Board of Directors will continue to be actively involved in reviewing information and determining the appropriate actions to be taken with respect to this matter. The Company’s management and the Committee have discussed this matter with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

The Company issued a press release concerning this matter on October 31, 2006, a copy of which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On October 30, 2006, the Company determined that its historical financial statements for one or more prior fiscal years will have to be restated as a result of incorrect accounting relating to the allocation of goodwill received by the Company from its former parent company. The Company believes that its annual report on Form 10-K for the year ended December 31, 2005 and subsequent reports on Form 10-Q will require restatement. The Company is suspending temporarily employees’ participation in several equity incentive programs because the Form S-8 registration statement covering the shares of common stock issuable under those programs incorporate one or more financial statements that will likely have to be restated. As part of such suspension, participants in the Wright Express Corporation Employee Savings Plan (the "401(k) Plan") will be subject to a blackout period during which they will be precluded from acquiring beneficial ownership of additional interests in the Company’s common stock fund under that plan. The Company gave notice of the blackout period to affected employees, its executive officers and Board members on October 31, 2006. A copy of the blackout notice is filed as Exhibit 99.2 to this Form 8-K and is incorporated by reference.

The blackout period began at 7:00 AM on October 31, 2006 and is currently anticipated to end at 7:00 AM on the day immediately following the day on which the restated financial statements are filed with the Securities and Exchange Commission. However, for the Company’s executive officers and certain designated employees, the blackout period will continue until 7:00 AM on the third business day following the date the restatements are filed. During the applicable blackout period, executive officers and certain other participants in the 401(k) Plan will be precluded from moving their existing account balance under the plan out of the Company common stock fund.

As a result of the blackout period under the 401(k) Plan, executive officers and Board members will be prohibited pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 from purchasing, selling or otherwise acquiring any shares of the Company’s common stock or any derivative security tied to the value of the Company’s common stock, while that blackout period remains in effect. The prohibition covers any acquisition of the Company’s common stock or related derivative security in connection with the covered individual’s service or employment with the Company (e.g., an option grant or restricted stock unit award) or any sale of the Company’s common stock which the executive officer or Board member acquired in connection with his or her service in such capacity (e.g., through the exercise of stock options or the vesting of restricted stock or restricted stock units).

Any questions concerning the blackout period or the transactions affected by the blackout period are to be addressed to Hilary A. Rapkin, the Company’s Senior Vice President, General Counsel and Corporate Secretary at the Company’s headquarters at 97 Darling Avenue, South Portland, ME 04106 or by telephone at (207) 773-8171.

Item 8.01 Other Events.

In conjunction with its determination that its financial statements will have to be restated, the Company has notified members of its Board of Directors and employees who participate in its 2005 Equity and Incentive Plan that during a designated suspension period, they will not be able to exercise their outstanding stock options. The designated suspension period coincides with the blackout period described above under Item 5.04.

Item 9.01 Financial Statements and Exhibits.

99.1* Press release of Wright Express Corporation dated October 31, 2006

99.2* Notice of Blackout Period to Directors and Officers of Wright Express Corporation, dated October 31, 2006.

* Indicates that exhibit is filed with this report.

This Form 8-K contains forward-looking statements, including statements regarding Wright Express Corporation’s belief that: the restatement of certain of its historical financial statements will result in an increase of previously reported goodwill and stockholders’ equity; there will be no effect on the income statements that have been publicly released since its initial public offering; there will be no impact on cash flows or expectation to record an impairment charge; it will be required to restate its 2005 Form 10-K and subsequent reports on Form 10-Q; it will report its third quarter 2006 financial results on November 7, 2006; and it expects to provide a full income statement and selected balance sheet items with its third quarter earnings. These forward-looking statements include risks and uncertainties that are difficult to quantify, but that could result in outcomes different from those we have predicted in this Form 8-K. These risks and uncertainties include: the impact of actions by the Company’s former parent; changes in the expected accounting treatment of its financial statements; comments from the Securities and Exchange Commission with respect to the Company’s filings; and the other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission, including the annual report on Form 10-K filed on March 15, 2006, and the Company's other periodic and current reports. Wright Express Corporation undertakes no obligation to update these forward-looking statements at any future date or dates.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wright Express Corporation

October 31, 2006	By:	Melissa D. Smith

Name: Melissa D. Smith
Title: Senior Vice President, Finance and Chief Financial Officer (principal financial officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Wright Express Corporation dated October 31, 2006.
99.2	Notice of Blackout Period to Directors and Officers of Wright Express Corporation, dated October 31, 2006.